GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class R Shares

of the

Goldman Sachs Concentrated Growth Fund and Goldman Sachs Small Cap Growth Fund

(the “Funds”)

Supplement dated June 15, 2023 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated December 29, 2022.

At a meeting of the Board of Trustees of Goldman Sachs Trust (the “Trust”) held on June 13-14, 2023, the Trustees approved, on behalf of the Funds, the termination of Class R Shares of the Funds (the “Termination”).

Effective immediately, in anticipation of the Termination, the Class R Shares of the Funds will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Goldman Sachs Funds. In addition, effective immediately, the Class R Shares of the Funds will be closed to all new accounts.

The Termination is expected to occur on or about July 14, 2023 or on such later date as the officers of the Trust determine.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

EQGRWTBDSTK 06-23